SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                             February 17, 2000



                           THE COCA-COLA COMPANY
          (Exact name of Registrant as specified in its charter)



          Delaware             001-02217             58-0628465
       (State or other        (Commission           (IRS Employer
         jurisdiction         File Number)        Identification No.)
       of incorporation)



                    One Coca-Cola Plaza
                    Atlanta, Georgia                   30313
        (Address of principal executive offices)     (Zip Code)


   Registrant's telephone number, including area code: (404)676-2121



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Item 5.  Other Events

        On February 17, 2000, The Coca-Cola Company (the "Company") elected Douglas N. Daft as the new Chairman of the Board of Directors and Chief Executive Officer of the Company. He succeeds M. Douglas Ivester, who retired effective the same date. The Board also elected Jack L. Stahl as the Company's President and Chief Operating Officer.





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                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						THE COCA-COLA COMPANY
                                                     (REGISTRANT)


Date:  February 17, 2000                        By:/s/ Gary P. Fayard
                                                   Gary P. Fayard
                                                   Senior Vice President and
                                                   Chief Financial Officer